Q 2 2 0 2 5 E a r n i n g s C o n f e r e n c e C a l l 8 . 5 . 2 0 2 5

This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's production levels, future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, growth strategy, retail and wholesale demand and shipments, integration of acquisitions, R&D investments, commodity prices, addressable markets, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted net income, adjusted net income per diluted share, adjusted EBITDA, adjusted EBITDA as a percentage of net sales, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2 Forward-Looking Statements

Quarterly Financial Performance • Net sales of $1.1 billion, up 5% year-over-year • Net income of $58 million ($2.29 per diluted share), or 5.2% of net sales, down 6% year-over-year • Adjusted net income1 of $60 million ($2.39 adjusted net income per diluted share1) • Adjusted EBITDA1 of $121 million, or 11.0% of net sales, down 1% year-over-year Executing Cost Management and Continuous Improvement Initiatives • Second quarter operating profit margin of 7.9%, down 70 bps year-over year; but up sequentially over the first quarter operating profit margin of 7.8% • Tariff mitigation strategy of diversifying supply chain, with help from vendors and other sourcing strategies, enabled us to minimize impact of pricing to customers as well as support profitability in Q2 • Making meaningful headway to deliver an 85bp margin improvement in 2025 through optimizing infrastructure Gaining Share through Innovation • Launched new marine ladder product • Delivered towable organic content growth both sequentially over 1Q25 and year-over-year2 • Continued momentum with $100M run rate from recent new product launches with 2025 RV model year - including ABS, A/C innovation, coil spring suspension, new window designs, and new patented SunDeck 3 1 Additional information regarding adjusted net income, adjusted net income per diluted share, Adjusted EBITDA, and Adjusted EBITDA as a percentage of net sales, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix 2 For twelve months ended June 30, 2025 Capital Allocation • Strong liquidity position with $192 million of cash and cash equivalents and $595 million of availability on revolving credit facility at June 30, 2025 • Returned $67.1 million to shareholders through a quarterly dividend of $1.15 per share aggregating $29.0 million, and $38.1 million in share repurchases in the second quarter • $128.3 million in share repurchases year-to-date through August 1, 2025 • Acquired Freedman Seating in April, representing approximately $125 million in annual revenues in the bus market Second Quarter 2025 Highlights Share gains, cost savings initiatives, and our effective tariff mitigation strategy support resilience

4 RV OEM Performance and Trends • 81,400 North American wholesale towable units shipped in Q2 2025, down 1% YoY • 97,100 estimated North American retail towable units sold in Q2 2025, down 2% YoY • Gained share in our top 5 RV product categories: appliances, awnings, chassis, furniture, and windows for the quarter ended June 30, 2025 • Q2 2025 RV OEM sales up 3% YoY, driven by market share gains, increased mix in higher-content fifth wheels, and targeted price increases related to tariffs, partially offset by softness in the European RV OEM market Net Sales (in thousands) $489,969 $503,298 Q2 2024 Q2 2025 NA RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 0 50,000 100,000 150,000 200,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000

Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades Innovation Driving RV Organic Content Growth Sequential Towable Content Growth (LTM) YoY Towable Content Growth (LTM) Key 2025 Model Year Product Wins 5

Adjacent Industries OEM

Performance and Trends

- Q2 2025 Adjacent Industries sales up 10% YoY
- Increase primarily due to acquired sales from recent acquisitions in the resilient bus market, partially offset by continued headwinds in marine
  - Trans Air (acquired in March) - bus climate control systems
  - Freedman Seating - bus seating solutions
- Expanding presence in transportation and building products markets:
  - Increasing market share in axles to top trailer brands, which produce 500k+ utility and cargo trailers annually
  - Adding windows in off-road vehicles, school buses, and manufactured housing


SCHOOL BUS

Net Sales
(in thousands)


$306,155
$336,261
Q2 2024
Q2 2025

Q2 2024 Adjacent Industries OEM
Net Sales by Market (in millions)


$7
$78
$64
$52
$54
$51
Utility Trailers
Marine
Building Products
Transportation
International
Other

Q2 2025 Adjacent Industries OEM
Net Sales by Market (in millions)


$5
$90
$63
$49
$79
$50
Utility Trailers
Marine
Building Products
Transportation
International
Other

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7 Aftermarket Performance and Trends • Q2 2025 sales up 4% from the prior year driven by product innovations and the expanding Camping World relationship within the RV aftermarket, partially offset by lower volumes within the automotive aftermarket • 200 bps YoY margin contraction primarily driven by increases in sales mix of lower margin products and investments in capacity and distribution processes to support growth of the aftermarket segment, partially offset by increases in selling prices for targeted products primarily related to increasing material costs • Driving portfolio expansion in diversified markets with towing and truck accessories, boating accessories, appliances, and electronics • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years Net Sales (in thousands) $258,420 $267,691 Q2 2024 Q2 2025

8 Innovation Driving Growth Continued focus on innovation driving an ongoing increase of new product introductions Marine Ladder Bi Fold Sundeck Anti-Lock Braking Systems 4000 Series Windows Chill Cube Air Conditioner Touring Coil Suspension Residential Windows

9 Capture Share of $13 Billion of Addressable Opportunities in Adjacent and Aftermarket End Markets • Leveraging the expertise gained as a market leader in the RV space • Delivering innovative products through leading, nimble manufacturing capabilities • Utilizing manufacturing synergies to enhance offerings in the transportation and building products markets • Capitalizing on opportunities as RVs enter the repair and replacement cycle with our content Growth Strategy Expanding share across diversified portfolio with cutting-edge innovations and best-in-class service Focus on Delivering Unparalleled Customer Experience • Over 150K RV consumer and dealer contacts monthly • Over 1M technical video views and technical website hits in the second quarter • Developing innovations that enhance the outdoor experience with a focus on safety, durability, and enjoyment • Building upon long-term relationships by offering trainings and online resources to further cement Lippert as a trusted partner Capital Allocation Strategy • Focusing on strategic acquisitions to expand presence in existing markets • Investing in R&D and innovation to drive profitable growth • Returning capital to shareholders • Maintaining a strong balance sheet $13B of Addressable Opportunities in Adjacent and Aftermarket Markets (in billions) $7.4 $0.6 $1.0 $1.7 $2.4 Auto, Marine & RV Aftermarket Marine Building Products Transportation International

10 Strategic Acquisitions • Recently completed two acquisitions to deepen our presence in adjacent industries • Trans/Air acquired in March 2025 • Provider of climate control systems for a wide range of vehicles for the bus markets • Freedman Seating acquired in April 2025 • Manufacturer of transportation seating solutions • Serves bus, rail and specialty vehicle/ transportation vehicle markets Capital Allocation Highlights Executing on our capital allocation strategy through acquisitions, debt refinancing, and returning capital to shareholders Returning Capital to Shareholders • Paid quarterly dividend of $1.15 per share, aggregating $29 million • Repurchased 424K shares of common stock for $38 million in the second quarter under newly authorized $300 million repurchase program • Repurchased an additional 634k shares of common stock for $61.9 million in July and August 2025, resulting in $186.6 million of total capital returned to shareholders through dividends and share buybacks year-to-date through August 1, 2025 (in m ill io ns ) $3 $96 $4 $4 $4 $464 $4 $373 2026 Convertible Notes 2030 Convertible Notes Term Loan B 2025 2026 2027 2028 2029 2030 2031 2032 $— $490 Future Debt Maturities

11 Q2 2025 Financial Performance Operating Margin 8.6% 7.9% Second Quarter 2024 Second Quarter 2025 (in th ou sa nd s) Consolidated Net Income $61,163 $57,635 Second Quarter 2024 Second Quarter 2025 (in th ou sa nd s) Adjusted EBITDA* $122,643 $121,320 Second Quarter 2024 Second Quarter 2025 * Additional information regarding Adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,054,544 $1,107,250 Second Quarter 2024 Second Quarter 2025 +5% (70) bps (1)%(6)%

12 Liquidity and Cash Flow As of and for the six months ended June 30 2025 2024 Cash and Cash Equivalents $192M $130M Remaining Availability under Revolving Credit Facility(1) $595M $373M Capital Expenditures $22M $21M Dividends $58M $53M Share Repurchases $66M $—M Debt / Net Income (TTM) 6.2x 6.8x Net Debt/Adjusted EBITDA (TTM)(2) 2.1x 2.1x Cash from Operating Activities $155M $185M Free Cash Flow(2) $133M $164M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to Adjusted EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix.

2025 Tariff Update

Raw Material & Component Source by Market (at year-end)


2024 Actual
Rest of World ~11%
China ~24%
U.S.A. ~65%
Q2 2025 Actual
Rest of World ~16%
China ~17%
U.S.A. ~67%
2025 Target
Rest of World ~23%
China ~10%
U.S.A. ~67%

Assuming reciprocal tariffs at a 10% rate and all other announced tariffs, **potential 2025 margin impact of ~290bps (prior to mitigation efforts)**

Q2 Breakdown:

- $15.4 million of tariff expenses in the quarter mitigated

2H Tariff Mitigation Actions:

- Diversify supply chain - transition into more strategically favorable regions
  - Proceeding cautiously due to volatility in tariff rates
- Tariff cost share with vendors
- Pricing pass-through on targeted products

Working with OEM customers to mitigate cost impacts to end-consumer through:

- Product and pricing strategies of Good/Better/Best
- Utilizing existing inventory product

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14 2025 Outlook RV Industry • Our current full year 2025 North American forecast is 320 - 350k wholesale unit shipments • Continued momentum and product placement with newly launched products in recent model year updates • Consolidated July 2025 sales up 5% YoY, primarily due to acquisition sales and pricing, partially offset by a decrease in RV production volume. Other Markets • Aftermarket - Continued focus on organic and inorganic growth, expect headwinds in automotive aftermarket to continue • Marine - Expect continued slowness for the balance of 2025 • Transportation, Building Products and Utility Trailer Markets - Expanding market penetration with modest industry headwinds Cost Reductions • On track to deliver an 85bp margin improvement in 2025 through optimizing infrastructure

15 Appendix Reconciliation of Non-GAAP Measures ADJUSTED EBITDA Three months ended June 30, Six months ended June 30, ADJUSTED EBITDA (TTM) Twelve months ended June 30, ($ in thousands) 2025 2024 2025 2024 ($ in thousands) 2025 2024 Net income $ 57,635 $ 61,163 $ 107,073 $ 97,708 Net income $ 152,232 $ 121,218 Interest expense, net 9,689 7,962 15,680 17,283 Interest expense, net 27,296 37,064 Provision for income taxes 20,480 21,479 38,315 33,224 Provision for income taxes 51,562 38,144 Depreciation and amortization 30,323 32,039 59,865 64,728 Depreciation and amortization 120,830 130,947 EBITDA $ 118,127 $ 122,643 $ 220,933 $ 212,943 EBITDA $ 351,920 $ 327,373 Loss on extinguishment of debt — — 8,053 — Loss on extinguishment of debt 8,053 — Executive separation costs 3,193 — 3,193 — Executive separation costs 3,193 — Adjusted EBITDA $ 121,320 $ 122,643 $ 232,179 $ 212,943 Adjusted EBITDA $ 363,166 $ 327,373 Net sales $ 1,107,250 $ 1,054,544 $ 2,152,840 $ 2,022,573 Net sales $ 3,871,475 $ 3,819,432 Net income as a % of Net Sales 5.2% 5.8% 5.0% 4.8 % Net income as a % of Net Sales 3.9% 3.2 % Adjusted EBITDA as a % of Net Sales 11.0% 11.6% 10.8% 10.5 % Adjusted EBITDA as a % of Net Sales 9.4% 8.6 % FREE CASH FLOW Six months ended June 30, NET DEBT/ADJUSTED EBITDA (TTM) June 30, 2025 June 30, 2024 ($ in thousands) 2025 2024 Total debt $ 947,990 $ 829,746 Net cash flows provided by Less cash and cash equivalents 191,931 130,418 operating activities $ 154,937 $ 185,282 Net debt $ 756,059 $ 699,328 Capital expenditures (21,774) (21,328) Free cash flow $ 133,163 $ 163,954 Total Debt/Net Income (TTM) 6.2x 6.8x Net Debt/Adjusted EBITDA (TTM) 2.1x 2.1x Adjusted EBITDA, Adjusted EBITDA as a percentage of net sales, and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, loss on extinguishment of debt, and executive separation costs. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to Adjusted EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to Adjusted EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by Adjusted EBITDA. The net debt to Adjusted EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to Adjusted EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

16 Appendix Reconciliation of Non-GAAP Measures (cont.) ADJUSTED NET INCOME Three Months Ended June 30, Six months ended June 30, ($ in thousands, except per share amounts) 2025 2024 2025 2024 Net income $ 57,635 $ 61,163 $ 107,073 $ 97,708 Loss on extinguishment of debt — — 8,053 — Executive separation costs 3,193 — 3,193 — Tax effect of adjustment (765) — (2,695) — Adjusted net income $ 60,063 $ 61,163 $ 115,624 $ 97,708 ADJUSTED NET INCOME PER DILUTED SHARE Net income per common share - diluted $ 2.29 $ 2.40 $ 4.23 $ 3.85 Loss on extinguishment of debt — — 0.32 — Executive separation costs 0.13 — 0.13 — Tax effect of adjustment (0.03) — (0.11) — Adjusted net income per common share - diluted $ 2.39 $ 2.40 $ 4.57 $ 3.85 Weighted average common shares outstanding - diluted 25,157 25,504 25,297 25,367 Adjusted net income and adjusted net income per diluted common share are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted net income is defined as net income adjusted for loss on extinguishment of debt and executive separation costs and the related tax effects. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

17 Appendix Historical Unit Mix as Percentage of LCI RV OEM Chassis Shipments 15.5% 15.8% 15.5% 15.9% 15.4% 18.6% 17.9% 20.5% 19.3% 18.9% 23.0% 24.3% 23.7% 20.5% 84.5% 84.2% 84.5% 84.1% 84.6% 81.4% 82.1% 79.5% 80.7% 81.1% 77.0% 75.7% 76.3% 79.5% Single Axle Travel Trailer Multi Axle TT and Fifth Wheels 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 —% 20.0% 40.0% 60.0% 80.0% 100.0%

Q&A